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Exhibit 23






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation in Form 10-KSB of Forward Industries. Inc. our report dated December 7, 1999, relating to the financial statements of the Company for the year ended September 30, 1999.

We also consent to the reference to us under the heading "Experts".

                                               /s/ Patrusky Mintz & Semel
                                         CERTIFIED PUBLIC ACCOUNTANTS

December 15, 1999